PIMCO Funds

Supplement Dated September 23, 2014 to the

Tax-Efficient Strategy Funds Institutional Class, Class P, Administrative Class, Class D, Class A,

Class B, Class C and Class R Prospectus dated July 31, 2014, as supplemented from time to time

(the “Prospectus”)

Disclosure Related to the PIMCO Tax Managed Real Return Fund (the “Fund”)

Effective immediately, the Fund’s portfolio will be jointly managed by Joe Deane and Rahul Seksaria. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Joe Deane and Rahul Seksaria. Mr. Deane is an Executive Vice President of PIMCO, and he has managed the Fund since July 2011. Mr. Seksaria is a Senior Vice President of PIMCO, and he has managed the Fund since September 2014. Mr. Deane is the lead portfolio manager of the Fund and is responsible for the Fund’s investments in municipal bonds. Mr. Seksaria is responsible for the Fund’s investments in inflation hedging strategies.

In addition, effective immediately, disclosure concerning the co-portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO California Intermediate Municipal Bond

PIMCO California Municipal Bond

PIMCO High Yield Municipal Bond

PIMCO Municipal Bond

PIMCO National Intermediate Municipal Bond

PIMCO New York Municipal Bond

PIMCO Tax Managed Real Return

	Joe Deane	7/11 5/12 7/11 7/11 5/12 7/11 7/11

Executive Vice President, PIMCO.

Mr. Deane joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

PIMCO Tax Managed Real Return	Rahul Seksaria	9/14

Mr. Seksaria is a senior vice president, trader and portfolio manager, focusing on real return portfolios and executing Treasury Inflation Protected Bond (TIPs) strategies. Mr. Seksaria previously focused on Treasury bonds, agencies and interest rate derivatives and worked on the short-term desk. Prior to joining PIMCO in 2002, he held trading and structuring positions in energy and other commodities at Enron Corp. He has 14 years of investment experience.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_092314

PIMCO Funds

Supplement dated September 23, 2014 to the

Statement of Additional Information dated July 31, 2014,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Tax Managed Real Return Fund (the “Fund”)

Effective immediately, the Fund’s portfolio will be jointly managed by Joe Deane and Rahul Seksaria. Therefore, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective September 23, 2014, the PIMCO Tax Managed Real Return Fund is jointly managed by Joe Deane and Rahul Seksaria. Mr. Deane is the lead portfolio manager of the Fund and is responsible for the Fund’s investments in municipal bonds. Mr. Seksaria is responsible for the Fund’s investments in inflation hedging strategies.

Additionally, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement For Future Reference

PIMCO_SUPP2_092314